Cash and Cash Equivalents and Investment Securities - Summary of Cash and Cash Equivalents and Investments in Short-Term Debt Securities (Detail) - USD ($) $ in Millions	Jun. 30, 2021	Dec. 31, 2020	Jun. 30, 2020	Dec. 31, 2019
Disclosure of detailed information about borrowings [abstract]
Short-term bank deposits	$ 2,502	$ 3,319
Treasury Bills		6,800
Cash and bank accounts	4,287	5,132
Cash and cash equivalents	6,790	15,252
Bank overdrafts	(46)	(5)
Total	$ 6,744	$ 15,247	$ 24,865	$ 7,169